POWER OF ATTORNEY
                                    -----------------
         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of JMB Realty Corporation, the managing general partner of JMB INCOME PROPERTIES, LTD. - XIII, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officer or directors a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1993, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 23rd day of March, 1994.

JUDD D. MALKIN
________________________________________            Chairman and Director
Judd D. Malkin

NEIL G. BLUHM
________________________________________            President and Director
Neil G. Bluhm

H. RIGEL BARBER
________________________________________            Chief Executive Officer
H. Rigel Barber

JEFFREY R. ROSENTHAL
________________________________________            Chief Financial Officer
Jeffrey R. Rosenthal

         The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officer and directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1993, and any and all amendments thereto, the 23rd day of March, 1994.




                                                              GARY NICKELE
                                                              _______________
                                                              Gary Nickele

                                                              GAILEN J. HULL
                                                              _________________

                                                              Gailen J. Hull

                                                              DENNIS M. QUINN
                                                              _________________

                                                              Dennis M. Quinn